UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2024
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

90 Park Avenue, 9th Floor
New York,	New York	10016
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	OUT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement.
As previously disclosed, OUTFRONT Media Inc. (the “Company”) and certain subsidiaries of the Company entered into a revolving accounts receivable securitization facility (as previously amended and as amended by the Amendment (as defined below), the “AR Facility”) with MUFG Bank, Ltd., as a committed purchaser, group agent and administrative agent (“MUFG”), which terminates in May 2025.

On June 14, 2024, the Company, certain subsidiaries of the Company and MUFG entered into an Amendment No. 8, dated as of June 14, 2024 (the “Amendment”), to the Amended and Restated Receivables Purchase Agreement, dated as of July 19, 2019 (as previously amended and as amended by the Amendment, the “Amended and Restated RPA”), by and among Outfront Media LLC, Outfront Media Receivables LLC, Outfront Media Receivables TRS, LLC, MUFG, the other parties thereto from time to time as purchasers and group agents, and Gotham Funding Corporation, pursuant to which the Company (a) extended the term of the AR Facility so that it will now terminate on June 14, 2027, unless further extended; and (b) modified the upfront fee and modified the program fee so that the program fee may increase or decrease based on the Company’s Consolidated Net Secured Leverage Ratio (as defined in the credit agreement governing the Company’s senior secured credit facilities). The remaining terms of the Amended and Restated RPA are substantially the same as the terms under the previous version of this agreement, including with respect to termination events and loan acceleration.

In connection with the AR Facility, Outfront Media LLC and Outfront Media Outernet Inc., each a wholly-owned subsidiary of the Company, and certain of the Company’s taxable real estate investment trust subsidiaries (“TRSs”) (the “Originators”), will sell and/or contribute their respective existing and future accounts receivable and certain related assets to either Outfront Media Receivables LLC, a special purpose vehicle and wholly-owned subsidiary of the Company relating to the Company’s qualified real estate investment trust subsidiary accounts receivable assets (the “QRS SPV”) or Outfront Media Receivables TRS, LLC, a special purpose vehicle and wholly-owned subsidiary of the Company relating to the Company’s TRS accounts receivable assets (the “TRS SPV” and, together with the QRS SPV, the “SPVs”). The SPVs may transfer undivided interests in their respective accounts receivable assets to certain purchasers from time to time (the “Purchasers”). The SPVs are separate legal entities with their own separate creditors who will be entitled to access the SPVs’ assets before the assets become available to the Company. Accordingly, the SPVs’ assets are not available to pay creditors of the Company or any of its subsidiaries, although collections from the receivables in excess of amounts required to repay the Purchasers and other creditors of the SPVs may be remitted to the Company. Outfront Media LLC will service the accounts receivables on behalf of the SPVs for a fee. The Company has agreed to guarantee the performance of the Originators and Outfront Media LLC, in its capacity as servicer, of their respective obligations under the agreements governing the AR Facility. Neither the Company, the Originators nor the SPVs guarantee the collectability of the receivables under the AR Facility. Further, the TRS SPV and the QRS SPV are jointly and severally liable for their respective obligations under the agreements governing the AR Facility.

The SPVs pay Yield (as defined in the Amended and Restated RPA) at the then applicable Yield Rate (as defined in the Amended and Restated RPA) with respect to amounts advanced by the Purchasers under the AR Facility. The Company is also required to pay an upfront fee, a program fee, and a commitment fee in connection with the AR Facility.

The Amended and Restated RPA contains customary representations and warranties, affirmative and negative covenants, and termination events provisions, including but not limited to those providing for the acceleration of amounts owed under the AR Facility if, among other things, the SPVs fail to pay Yield or the Originators fail to pay interest or other amounts due, the SPVs or the Originators become insolvent or subject to bankruptcy proceedings or certain judgments, or the SPVs or the Originators breach certain representations and warranties or covenants.

The foregoing descriptions of the Amendment and the Amended and Restated RPA are qualified in their entirety by reference to the Amendment (which includes the Amended and Restated RPA), a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

10.1	Amendment No. 8 to Amended and Restated Receivables Purchase Agreement, dated as of June 14, 2024, by and among OUTFRONT Media Inc., Outfront Media LLC, Outfront Media Receivables LLC, Outfront Media Receivables TRS, LLC, MUFG Bank, Ltd., the other parties thereto from time to time as purchasers and group agents, and Gotham Funding Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Description

10.1
Amendment No. 8 to Amended and Restated Receivables Purchase Agreement, dated as of June 14, 2024, by and among OUTFRONT Media Inc., Outfront Media LLC, Outfront Media Receivables LLC, Outfront Media Receivables TRS, LLC, MUFG Bank, Ltd., the other parties thereto from time to time as purchasers and group agents, and Gotham Funding Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and
Chief Financial Officer

Date: June 14, 2024